Q1 2025 Earnings Call Presentation THURSDAY, MAY 8, 2025

Safe Harbor for Forward-Looking Statements 2 Safe Harbor Statement Some of the  statements in this presentation are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and other applicable law.  Such forward-looking statements may be identified by the use of words, such as “project,” “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate,” “continue,” “potential,” “forecast” or other similar words, or future or conditional verbs such as “may,” “will,” “should,” “would” or “could.” These statements represent our intentions, plans, expectations, assumptions and beliefs about our future financial performance, business strategy, projected plans and objectives.  These statements are subject to many risks and uncertainties and actual results may materially differ from those expressed in these forward-looking statements.   Please refer to Chesapeake Utilities Annual Report on Form 10-K for the year ended December 31, 2024 and on Form 10-Q for the quarter ended March 31, 2025 filed with the SEC and other SEC filings concerning factors that could cause those results to be different than contemplated in this presentation. Non-GAAP Financial Information This presentation includes non-GAAP financial measures including Adjusted Gross Margin, Adjusted Net Income and Adjusted Earnings Per Share (“EPS*”). A "non-GAAP financial measure" is generally defined as a numerical measure of a company's historical or future performance that includes or excludes amounts, or that is subject to adjustments, so as to be different from the most directly comparable measure calculated or presented in accordance with GAAP. Our management believes certain non- GAAP financial measures, when considered together with GAAP financial measures, provide information that is useful to investors in understanding period-over-period operating results separate and apart from items that may, or could, have a disproportionately positive or negative impact on results in any particular period. The Company calculates Adjusted Gross Margin by deducting the purchased cost of natural gas, propane and electricity and the cost of labor spent on direct revenue- producing activities from operating revenues. The costs included in Adjusted Gross Margin exclude depreciation and amortization and certain costs presented in operations and maintenance expenses in accordance with regulatory requirements. The Company calculates Adjusted Net Income and Adjusted EPS by deducting costs and expenses associated with significant acquisitions that may affect the comparison of period-over-period results. These non-GAAP financial measures are not in accordance with, or an alternative to, GAAP and should be considered in addition to, and not as a substitute for, the comparable GAAP measures. The Company believes that these non-GAAP measures are useful and meaningful to investors as a basis for making investment decisions and provide investors with information that demonstrates the profitability achieved by the Company under allowed rates for regulated energy operations and under the Company's competitive pricing structures for unregulated energy operations. The Company's management uses these non-GAAP financial measures in assessing a business unit and Company performance. Other companies may calculate these non-GAAP financial measures in a different manner. See Appendix for a reconciliation of Gross Margin, Net Income and EPS, all as defined under GAAP, to our non-GAAP measures of Adjusted Gross Margin, Adjusted Net Income, and Adjusted EPS for each of the periods presented. *Unless otherwise noted, EPS and Adjusted EPS information is presented on a diluted basis.

• Remain alert Watch for cyclists and e-scooters, particularly when turning. • Make eye contact Show riders you see them and are providing them right-of-way. • Employ "far hand reach" Once parked, open your door with the further-away hand to force your head to turn and look for riders and pedestrians. • Be highly visible Wear light / bright colors. Wear reflective clothing and use flashing lights at night. • Wear a helmet Adjust straps for a snug fit. • Follow traffic laws Use hand signals to indicate route. • Remain alert Do not use a mobile device while riding; watch for hazards. Q1 2025 Safety Moment: Bicycle Safety 3 For Cyclists For Drivers

Titles Should Be Font Size 40 – 44 4 Jeff Householder Chair of the Board, President & Chief Executive Officer Beth Cooper Executive Vice President, Chief Financial Officer, Treasurer & Asst. Corporate Secretary Lucia Dempsey Head of Investor Relations Jim Moriarty Executive Vice President, General Counsel, Corporate Secretary & Chief Policy and Risk Officer oday's Presenters

Strong Start with Q1 2025 Performance 5 $2.10 $2.22 Q1 2024 Q1 2025 Q1 2025 Results • Adjusted Gross Margin1: $182.4M, up 11% from Q1 2024 • Adjusted Net Income1: $51.1M, up 9% from Q1 2024 • Adjusted EPS1: $2.22, up 6% from Q1 2024 Earnings Guidance Reaffirmed • FY 2025 Adjusted EPS of $6.15 - $6.35 per share • FY 2028 Adjusted EPS of $7.75 - $8.00 per share CapEx Guidance Reaffirmed • YTD 2025 Capital Expenditures of $113 million • 2025 Capital Expenditure Guidance: $325 - $375 million • 2024 - 2028 5-Year CapEx Guidance: $1.5 - $1.8 billion Key Financial HighlightsAdjusted EPS1 1 Adjusted Earnings Per Share excludes transaction and transition-related costs associated with the FCG acquisition. See appendix for a reconciliation of non-GAAP metrics.

Natural Gas Demand Growth Continues 6 4.0% 1.5% Residential Commercial & Industrial 3.0% 1.7% Residential Commercial & Industrial Average Customer Growth: Q1 2025 vs Q1 2024 D el m ar va Fl or id a

Executing on Our Long-Term Growth Plan 7 Growth in earnings to support growth and increased shareholder value Foundation of operational excellence across the organization Continually execute on business transformation Proactively manage regulatory agenda Prudently deploy investment capital

Multi-Faceted Growth Capital 8 RELIABILITY INFRASTRUCTURE: system upgrades and replacements Margin growth driven by multiple streams of capital investment opportunities Adjusted Gross Margin Jurisdiction Program Capital Investment 2024A 2025E 2026E Q1'24 Q1'25 FPU GUARD $205M1 $3.6 $6.9 $9.9 $0.6 $1.5 FCG SAFE $255M1 $3.8 $8.5 $12.0 $0.4 $1.7 ESNG Capital Cost Surcharge $50-75M2 $3.2 $5.7 $7.1 $0.8 $1.5 FPU Electric Storm Protection Plan $50-75M2 $3.2 $5.9 $8.8 $0.6 $1.1 Reliability Infrastructure Adj. Gross Margin Total $13.8 $27.0 $37.8 $2.4 $5.8 TRANSMISSION INFRASTRUCTURE: new investments to meet growth & demand 1 Reflects PSC-approved 10-year capital investment. 2 Reflects 5-year capital investment range. Adjusted Gross Margin Project Type Capital Investment 2024A 2025E 2026E Q1'24 Q1'25 Approved Transmission Expansions ~$317M $4.0 $22.1 $42.3 $0.3 $2.5

Transmission Projects Drive 2H 2025 Margin Growth 9 # Project Name Status In-Service Total CapEx Adj. Gross Margin ($M) 2025E 2026E 1 St. Cloud / Twin Lakes In-Service Q3 2023 ~$4M $0.6 $0.6 2 Newberry Expansion In-Service Q2 2024 ~$15M $2.6 $2.6 3 Warwick Extension In-Service Q4 2024 ~$9M $1.9 $1.9 4 Plant City In-Service Q4 2024 ~$4M $1.2 $1.2 5 Boynton Beach In-Service Q1 2025 ~$21M $3.0 $3.4 6 Wildlight Phase 1 & 2 In-Progress 2023-2025 ~$25M $3.0 $4.3 7 Indian River RNG In-Progress Q1-Q3 2025 ~$18M $4.5 $6.78 Brevard RNG In-Progress ~$6M 9 Medley RNG In-Progress ~$22M 10 New Smyrna Beach In-Progress Q2 2025 ~$15M $1.7 $2.6 11 Miami Inner Loop In-Progress 2H 2025 ~$40M $0.6 $3.6 12 St. Cloud Expansion In-Progress Q4 2025 ~$20M $2.2 $3.2 13 Lake Mattie In-Progress Q4 2025 ~$18M $0.8 $3.1 14 Worcester Resiliency Upgrade (WRU) In-Progress Q2 2026 ~$100M — $9.1 Totals: $317M $22.1 $42.3

$100 million LNG storage facility in Bishopville, MD, consisting of five low-profile horizontal tanks with 500K gallons of storage • WRU is a critical project to support affordable energy prices, protect against weather-related disruptions and during peak loads and prepare for incremental growth in southern Delaware, Maryland and beyond • Following FERC project approval in January 2025, general contractor discussions and bids indicated availability constraints for licensed labor and cost estimates that were impacted by uncertainty around materials pricing ◦ Results in a $20 million increase to expected capital investment for a total project cost of $100 million ◦ Shifts the expected in-service date from October 2025 to Q2 2026, which moves the Q4 2025 expected margin contribution into 2026 10 Worcester Resiliency Upgrade Project (WRU)

Strong Progress on 5-Year CapEx Guidance ~$1.4 billion of identified capital projects support our 5-year CapEx guidance of $1.5 - $1.8 billion >70% capital spend with existing regulatory approvals or recovery mechanisms Identified CapEx 5-Year Spend Natural Gas LDC Organic Growth $625M Worcester Resiliency Upgrade $100M Newberry, Wildlight Phase 2 $28M Boynton Beach, New Smyrna $36M Lake Mattie, St. Cloud, Plant City $42M Miami Inner Loop Projects $40M Other Approved Pipeline Projects $49M GUARD / SAFE Programs $230M Eastern Shore Capital Surcharge $75M Florida Electric Storm Protection Plan $50M Unregulated Businesses $20M Technology Transformation $90M Total Identified & Ongoing Capital ~$1.4B Segment 5-Year Guidance Regulated Distribution $600 - $645M Regulated Transmission $435 - $590M Regulated Infrastructure $325 - $375M Unregulated Businesses $100 - $140M Technology $70 - $90M Total $1.5 - $1.8B11

Significant Rate Case Progress 12 Active Filings 2025 Margin 2026 Margin Status Maryland Rate Case Docket #9722 $2.0 $3.5 − August 2024: $2.6M rate increase approved − November 2024: Filed Phase II proceeding − March 2025: $3.5M final base rate increase approved, both Phase I & II − April 2025: Final Order issued, effective April 19, 2025 Delaware Rate Case Docket #24-0906 $4.7 $6.1 − August 2024: Filed a request for a $12.1M increase − October 2024: Interim rate relief of $2.5M − March 2025: Settlement Agreement in Principle; approved cumulative interim rate relief of $6.1M, effective May 1, 2025 ($2.5M initial + $3.6M incremental) − Q2 2025: Final Order expected for Settlement Agreement − 2H 2025: Phase II final rate design FPU Electric Rate Case Docket #20240099 $7.1 $8.6 − August 2024: Filed a request for a $12.6M increase − November 2024: Interim rate relief of $1.8M − March 2025: $9.8M revenue requirement approved, effective March 20, 2025 − May 2025: Revised settlement agreement reached for $8.6M revenue increase − June 2025: Expected hearing to review and approve settlement agreement $ millions

FCG Depreciation Study 13 February 2025 • Updated depreciation study filed; requested effective back to January 1, 2025 July 2025 • Staff Report expected August 2025 • Staff Recommendation expected September 2025 • Commission Conference (expected agenda item) Late September 2025 • PAA Order expected October 2025 • Protest period expires; Consummating Order (if no protest) expected by end of month Docket # 20250035 • Requested a reduction in depreciation expense of ~$1M in the form of revised annual depreciation rates and a 2-year amortization of the excess reserve of $27.3M • Reflects a return to our standard way of recovering excess depreciation and replaces the Reserve Surplus Adjustment Mechanism (RSAM) Current Procedural Schedule

• Implementing 1CX for FCG • Launching a multi-year ERP transformation • Implementing the Technology Roadmap ◦ Operational programs, upgrades and cyber security • Expanding the Safety Data Management System (SDMS) capabilities ◦ Damage Prevention module • Strengthening our emergency and incident response functionality 2025 Transformational Activities Teammates from Business Information Systems, Customer Service and Operations gathered for the Florida City Gas 1CX go-live in April 2025 at the Doral office in Florida. The team drew lessons from the 1CX implementation in August 2024 to ensure a seamless FCG transition. Business Transformation Supports Growth 14

CPK continued FCG's long- standing support of the Children's Hunger Project in Brevard County, FL by supporting their Annual Gala in February 2025 and by hosting a Investor Engagement Community Engagement Coming Soon: CPK's Micro-Sustainability Report on Engagement with our Teammates, Customers & Communities Engaging with All Stakeholders 15 volunteer event alongside a $5,000 donation as part of the the CPK Investor Day in March 2025. • March 2025: Published the 2024 Annual Report, highlighting accomplishments from the year and launching this year's theme: Delivering with Purpose, Reaching New Heights • March 12-14, 2025: Hosted an Investor Day, the company's first since 2018, within FCG's service area at the Kennedy Space Center in Cape Canaveral, Florida • May 7, 2025: Held our Annual Shareholder Meeting, which included six ballot proposals that all passed, including declassification of the board and an increase in the authorized shares from 50 to 75 million

$2.10 $2.22 Q1 2024 Q1 2025 +6% $164.5 $182.4 Q1 2024 Q1 2025 $46.8 $51.1 Q1 2024 Q1 2025 +9% 1 See appendix for a reconciliation of non-GAAP metrics. Incremental growth in Adjusted Gross Margin, Adjusted Net Income & Adjusted Earnings Per Share1 Adjusted Gross Margin1 Adjusted Earnings Per Share1Adjusted Net Income1 +11% 16 Q1 2025 Demonstrates Continued Growth $ millions except per share amounts

1 See appendix for a reconciliation of non-GAAP metrics. Adjusted EPS for the first quarter benefited from colder weather, natural gas transmission, distribution and infrastructure growth and improved unregulated business performance Adjusted Diluted Earnings Per Share1 $2.10 0.18 0.12 0.11 0.07 0.07 0.05 (0.17) (0.14) (0.06) (0.04) (0.07) $2.22 Q1 2024 Adj. EPS Increased Consumption Driven by Colder Weather Marlin Operations & Propane Margin Infrastructure Program Growth Transmission Expansions Natural Gas Distribution Growth Interim Rates Depreciation, Amortization & Property Tax Payroll, Benefits, & Employee- Related Costs Additional O&M Expense Interest Expense Share Dilution Q1 2025 Adj. EPS 17 Q1 2025 Key Performance Drivers

$118.5 $128.1 Q1 2024 Q1 2025 Adjusted Gross Margin1 Operating Income $58.1 $60.5 Q1 2024 Q1 2025 + 8% +4% Investments in transmission, distribution and infrastructure drive growth in Regulated operations 18 Regulated Operations Margin Growth Continues Note: Dollars in millions. 1See appendix for a reconciliation of non-GAAP metrics.

$46.0 $54.5 Q1 2024 Q1 2025 Higher propane consumption + Marlin Virtual Pipeline Services Drive $8.5M of Adj. Gross Margin Growth Adjusted Gross Margin1 Operating Income $21.4 $26.3 Q1 2024 Q1 2025 +18% +23% Note: Dollars in millions. 1See appendix for a reconciliation of non-GAAP metrics. • $4.6 million: Increased propane consumption, margins and service fees • $3.6 million: Increased demand for virtual pipeline services via our Marlin Gas Services subsidiary 19 Unregulated Operating Income Growth of 23%

Total Capitalization Equity Short-Term Debt1 Long-Term Debt 48% 8% 44% 49% 8% 43% 1 Short-term debt for both periods includes short-term borrowing as well as the current portion of long-term debt. 2 Total liquidity includes the upsized $450M Revolver and $255M of Private Placement Shelf Agreements. 2025 Equity & Debt Issuances • $21.6M equity issued through 3/31/2025 • 237,917 shares issued in April 2025 • 23,327,358 shares outstanding as of 5/2/2025 $ in millions Balance Sheet Strength Facilitates Growth Total Liquidity2 68% 32% Total available liquidity of $482M out of Total Capacity of $705M $2,874 $2,948 $1,262 $1,260 $222 $241 $1,390 $1,447 12/31/2024 3/31/202520

$1.15 $1.22 $1.32 $1.48 $1.62 $1.76 $1.92 $2.14 $2.36 $2.56 $2.74 $1.15 $1.22 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 Three Decades of Dividend Growth Drive Shareholder Return 1 Calculated through 12/31/2024. 10-Year Dividend CAGR of 9% Dividend Increases in 30 of the last 32 Years – Since 1994 65 Consecutive Years of Dividend Payments – Since 1961 22 Consecutive Years of Dividend Increases – Since 2004 Industry-Leading Annual Shareholder Return ~12%+ 10-Year CAGR1 2025 Reflects 7% Annual Increase Retained Earnings enables CPK to reinvest to support growth plan 21 Dividend Policy Drives Increased Shareholder Value Annualized Dividend Per Share Growth Plan drives Earnings Growth ~8.5% 10-Year CAGR Dividend Growth aligned with EPS Growth ~9% 10-Year CAGR

$3.47 $3.72 $4.21 $4.73 $5.04 $5.31 $5.39 $6.35 $8.00 $3.47 $3.72 2018 2019 2020 2021 2022 2023 2024 2025 2028 Guidance Driving Increased Shareholder Value; Reaffirming Earnings Guidance Adjusted Diluted Earnings Per Share1 • Q1 2025 Adj. EPS of $2.22 • 2025 Adj. EPS Guidance of $6.15 to $6.35 • 2028 Adj. EPS Guidance of $7.75 to $8.00 • Annual shareholder return >75th percentile among peer group2 the past 1, 10, 15 & 20 year periods • >300% increase in stock price over the past 15 years 1 Adjusted EPS excludes transaction and transition-related expenses incurred attributable to the acquisition of FCG. See appendix for a reconciliation of non-GAAP metrics. 2 Peer Group includes select group of 10 CPK peer companies. Details can be found in the Annual Report on Form 10-K. Earnings Growth Driven by Capital Investment... … Leading to Best in Class Shareholder Return $6.15 $7.75 +8.4 – 8.7% 10-Year CAGR +14% – 18% 22 Industry-Leading EPS Growth Drives Value

Year Q1   Q2 Q3 Q4 2024 39% 16% 15% 30% 2023 38% 17% 13% 31% 2022 41% 19% 11% 29% 2021 41% 16% 15% 27% 2020 42% 15% 13% 29% 5-Year Average 39% 17% 14% 31% 1 Beginning in the third quarter of 2023, the Company’s earnings per share metric was adjusted to exclude transaction-related expenses attributable to the announced acquisition of FCG including, but not limited to, legal, consulting, audit and financing fees. 23 Quarterly Earnings Cadence 36% 19% 14% 31%35% 15% 10% 27% Q1 Q2 Q3 Q4 Historical Actual EPS Quarterly Distribution 2025 Actual Shift in earnings cadence driven by: • Timing of Rate Case Revenue Increases • Timing of in-service dates for major capital projects, which is more heavily weighted in Q3 / Q4 2025 • Timing of RSAM Adjustments versus FCG Depreciation Study, which is likely to be resolved in Q3 / Q4 2025 There are several factors that shift the cadence of our quarterly earnings profile in 2025. As expected, Q1 2025 is ~35-36% of our full- year Adj. EPS guidance, which is below our 5-year average of 39%. 1

Reaching New Heights in 2025 Industry- Leading Growth & Total Shareholder Return 24

Chesapeake Utilities Corporation Confidential 2025 Additional InformationAPPENDIX

OhioDelmarva Florida (12)% 3% (10)% 10% —% 20% Q1 2024 Q1 2025 Q1 2024 Q1 2025 Q1 2024 Q1 2025 NORMAL Note: Normal reflects 10-Year Average Heating Degree Days (HDD). Percentages reflect actual HDD above / (below) Normal divided by Normal. MILDER 26 1,962 2,210 2,221 2,146 (259) 64 COLDER Colder Weather in Q1 2025 Increased Consumption ACTUAL HDD NORMAL HDD VARIANCE 2,659 3,087 2,965 2,801 (306) 286 470 580 470 483 — 97

$24 $135 $132 $137 $157 $162 $62 $58 $159 $59 $206 2025 2026 2027 2028 2029 2030 2031 2032 2033 2034 2035+ • Reduces near-term interest rate risk • Beneficial to navigate the uncertain economic environment $ in millions 27 Long-Term Debt Profile Reduces Near-Term Rate Risk Minimal maturities in 2025 1 Reflects long-term debt balance as of 31-Mar-2025. 1

First Quarter Results Year-to-Date Results Consolidated Reconciliation Q1 2025 Q1 2024 $ % YTD 2025 YTD 2024 $ % GAAP Operating Revenues $ 298.7 $ 245.7 $ 53.0 22% $ 298.7 $ 245.7 $ 53.0 22% Cost of Sales Nat Gas, Propane, & Electric (116.3) (81.2) (35.1) 43% (116.3) (81.2) (35.1) 43% Operating Expense1 (22.7) (21.1) (1.6) 8% (22.6) (21.2) (1.5) 7% D&A (22.5) (17.0) (5.5) 32% (22.5) (17.0) (5.5) 32% GAAP Gross Margin $ 137.2 $ 126.4 $ 10.8 9% $ 137.3 $ 126.4 $ 11.0 9% Add Back: Operating Expense1 22.7 21.1 1.6 8% 22.6 21.2 1.5 7% Add Back: D&A 22.5 17.0 5.5 32% 22.5 17.0 5.5 32% Adjusted Gross Margin $ 182.4 $ 164.5 $ 17.9 11% $ 182.4 $ 164.5 $ 17.9 11% $ in millions 28 GAAP to Non-GAAP Reconciliation: Consolidated Note: D&A refers to Depreciation and Amortization Expense. 1 Operations & maintenance expenses within the Consolidated Statements of Income are presented in accordance with regulatory requirements and to provide comparability within the industry. Operations & maintenance expenses which are deemed to be directly attributable to revenue producing activities have been separately presented above in order to calculate Gross Margin as defined under US GAAP. See Chesapeake Utilities’ Annual Report on Form 10-K for the year ended December 31, 2024 for additional details.

Note: D&A refers to Depreciation and Amortization Expense. 1 Operations & maintenance expenses within the Consolidated Statements of Income are presented in accordance with regulatory requirements and to provide comparability within the industry. Operations & maintenance expenses which are deemed to be directly attributable to revenue producing activities have been separately presented above in order to calculate Gross Margin as defined under US GAAP. See Chesapeake Utilities’ Annual Report on Form 10-K for the year ended December 31, 2024 for additional details. First Quarter Results Year-to-Date Results Regulated Segment Q1 2025 Q1 2024 $ % YTD 2025 YTD 2024 $ % GAAP Operating Revenues $ 199.6 $ 168.4 $ 31.2 19% $ 199.6 $ 168.4 $ 31.1 18% Cost of Sales Nat Gas, Propane, & Electric (71.5) (49.9) (21.6) 43% (71.5) (49.9) (21.6) 43% Operating Expense1 (13.3) (12.7) (0.6) 5% (13.3) (12.7) (0.5) 4% D&A (17.6) (12.5) (5.1) 41% (17.6) (12.5) (5.0) 40% GAAP Gross Margin $ 97.2 $ 93.3 $ 3.9 4% $ 97.2 $ 93.2 $ 4.0 4% Add Back: Operating Expense1 13.3 12.7 0.6 5% 13.3 12.7 0.5 4% Add Back: D&A 17.6 12.5 5.1 41% 17.6 12.5 5.0 40% Adjusted Gross Margin $ 128.1 $ 118.5 $ 9.6 8% $ 128.0 $ 118.5 $ 9.5 8% Unregulated Segment Q1 2025 Q1 2024 $ % YTD 2025 YTD 2024 $ % GAAP Operating Revenues $ 106.7 $ 83.1 $ 23.6 28% $ 106.7 $ 83.1 $ 23.6 28%Cost of SalesNat Gas, Propane, & Electric (52.2) (37.1) (15.1) 41% (52.2) (37.1) (15.1) 41%Operating Expense1 (9.7) (8.4) (1.3) 15% (9.7) (8.4) (1.3) 15%D&A (4.9) (4.5) (0.4) 9% (4.9) (4.5) (0.5) 10%GAAP Gross Margin $ 39.9 $ 33.1 $ 6.8 21% $ 39.9 $ 33.1 $ 6.8 20%Add Back: Operating Expense1 9.7 8.4 1.3 15% 9.7 8.4 1.3 15%Add Back: D&A 4.9 4.5 0.4 9% 4.9 4.5 0.5 10%Adjusted Gross Margin $ 54.6 $ 46.0 $ 8.5 18% $ 54.6 $ 46.0 $ 8.5 18% $ in millions 29 GAAP to Non-GAAP Reconciliation: Segment Results Firs Qu rter Results Q1 2025 Q1 2024 $ % $ 10 .7 $ 83.1 $ 23.6 28% (52.2) (37.1) (15.1) 41% (9.7) (8.4) (1.3) 15% (4.9) (4.5) ( .4) 9% $ 39.9 $ 33.1 $ 6.8 21% 9.7 8.4 1.3 15% 4.9 4.5 .4 9% $ 54.6 $ 46.0 $ 8.5 18% Regulated Segment Unregulated S gment

1 Transaction and transition-related expenses represent costs incurred attributable to the acquisition and integration of FCG including, but not limited to, transition services, consulting, system integration, rebranding and legal fees. First Quarter Results Year-to-Date Results Non-GAAP Reconciliation: Net Income /EPS Q1 2025 Q1 2024 $ % YTD 2025 YTD 2024 $ % GAAP Net Income $ 50.9 $ 46.2 $ 4.7 10% $ 50.9 $ 46.2 $ 4.7 10% FCG Transaction+Transition Expenses1 $ 0.2 $ 0.6 $ (0.4) (67)% $ 0.2 $ 2.9 $ (2.7) (92)% Adjusted Net Income $ 51.1 $ 46.8 $ 4.3 9% $ 84.2 $ 64.8 $ 19.4 30% Diluted Weighted Avg. Common Shares Outstanding 23,041 22,306 23,041 22,306 GAAP Diluted EPS $2.21 $2.07 $ 0.14 7% $2.21 $2.07 $ 0.14 7% FCG Transaction+Transition Expenses1 0.01 0.03 (0.02) (67)% 0.01 0.16 (0.15) (94)% Diluted Adjusted EPS $2.22 $2.10 $ 0.12 6% $3.76 $3.63 $ 0.13 4% $ in millions except per-share amounts shares in thousands 30 GAAP to Non-GAAP Reconciliation: Adj. Net Income & EPS